UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): January 22, 2008

                          PetMed Express, Inc.
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)

         Florida                  000-28827         65-0680967
 ---------------------------     -----------      ---------------
(State or other jurisdiction     (Commission     (I.R.S. Employer
     of incorporation)           File Number)   Identification No.)


          1441 S.W. 29th Avenue,  Pompano Beach, FL  33069
          ------------------------------------------------
         (Address of principal executive offices) (Zip Code)


                            (954) 979-5995
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         (Registrant's telephone number, including area code)


                            Not Applicable
     -----------------------------------------------------------
    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

  On  January  22,  2008,  PetMed  Express,  Inc.  discussed  its
financial  results for the quarter ended December  31,  2007.   A
copy  of  this conference call transcript is attached  hereto  as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

            (d) Exhibits.

                99.1 - Conference call transcript by PetMed
                       Express, Inc. on January 22, 2008


                          EXHIBIT INDEX

Exhibit No.  Description
----------   ------------

99.1         Conference call transcript by PetMed Express, Inc.
             on January 22, 2008


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2008

                              PETMED EXPRESS, INC.

                              By:  /s/ Bruce S. Rosenbloom
                                  --------------------------
                              Name: Bruce S. Rosenbloom
                              Title: Chief Financial Officer


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